UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2011

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		818-575-4500
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.
On August 31, 2011, ValueClick, Inc. (the "Company" or "ValueClick") completed its acquisition of Dotomi, Inc., a Delaware corporation (“Dotomi”) pursuant to the Agreement and Plan of Merger, dated as of August 1, 2011, by and among ValueClick, Dotomi, Dragon Subsidiary Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, Viper Subsidiary, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, and the equityholder agent named therein (the “Merger Agreement”).

Under the terms of the Merger Agreement, ValueClick has acquired all outstanding equity interests in Dotomi for an aggregate purchase price of approximately $264 million, consisting of cash, net of cash acquired, of approximately $148 million, and approximately 7.6 million shares of ValueClick common stock (including approximately 0.5 million fully vested stock options assumed) with an aggregate value on August 31, 2011 of approximately $116 million. In addition, ValueClick assumed approximately 0.4 million unvested shares of restricted stock and 0.5 million unvested options to purchase shares of ValueClick common stock.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

It was impracticable for ValueClick to provide the required financial statements for Dotomi called for by Item 9.01(a) at the time of the first Form 8-K filed on September 1, 2011. Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the audited financial statements of Dotomi as of December 31, 2010 and 2009 and for the three years ended December 31, 2010 are attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K/A. Further, the unaudited financial statements of Dotomi for the six-month periods ended June 30, 2011 and 2010 are attached as Exhibit 99.3 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The pro forma financial information with respect to the acquisition of Dotomi by ValueClick called for by Item 9.01(b) is attached as Exhibit 99.4 to this Form 8-K/A.

(d) Exhibits:

23.1	Consent of KPMG LLP

23.2	Consent of FGMK, LLC

99.1	Audited Consolidated Financial Statements of Dotomi, Inc. and Subsidiary as of and for the year ended December 31, 2010.

99.2	Audited Consolidated Financial Statements of Dotomi, Inc. and Subsidiary as of December 31, 2009 and 2008 and for the two years ended December 31, 2009.

99.3	Unaudited Consolidated Financial Statements of Dotomi, Inc. and Subsidiary as of and for the six-month periods ended June 30, 2011 and 2010.

99.4	ValueClick, Inc. and Dotomi, Inc. unaudited pro forma Condensed Combined Financial Statements for the year ended December 31, 2010 and for the six-month period ended June 30, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

November 9, 2011	By:	/s/ John Pitstick

John Pitstick
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP

23.2	Consent of FGMK, LLC

99.1	Audited Consolidated Financial Statements of Dotomi, Inc. and Subsidiary as of and for the year ended December 31, 2010.

99.2	Audited Consolidated Financial Statements of Dotomi, Inc. and Subsidiary as of December 31, 2009 and 2008 and for the two years ended December 31, 2009.

99.3	Unaudited Consolidated Financial Statements of Dotomi, Inc. and Subsidiary as of and for the six-month periods ended June 30, 2011 and 2010.

99.4	ValueClick, Inc. and Dotomi, Inc. unaudited pro forma Condensed Combined Financial Statements for the year ended December 31, 2010 and for the six-month period ended June 30, 2011.